UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):April 11, 2022

KISSES FROM ITALY INC.

(Exact name of registrant as specified in charter)

Florida	000-55967	46-2388377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 SW 8th Street, Suite 2000 Miami, FL	33130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 423-7129

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Agreement

On April 11, 2022, Kisses from Italy, Inc., a Florida corporation (the “Company”), entered into a Securities Purchase Agreement, dated as of April 6, 2022, (the “Talos Purchase Agreement”) with Talos Victory Fund, LLC, a Delaware limited liability company (“Talos”), pursuant to which the Company issued to Talos a promissory note in the principal amount of $165,000.00 (the “Talos Note”). The Company received $148,500 gross proceeds from Talos due to the original issue discount on the Talos Note. In connection with the execution and delivery of the Purchase Agreement and the issuance of the Talos Note, the Company issued to Talos 500,000 commitment shares (the “Talos Commitment Shares”) and a warrant to purchase an additional 1,650,000 shares of common stock of the Company (the “Talos Warrant”).

Pursuant to the Talos Purchase Agreement, Talos was granted a right of first refusal on all issuances by the Company, as well as a most favored nations on all securities to be issued by the Company until the Talos Note is paid in full. The Company also agreed with Talos that it will not enter into any credit equity line agreements. Pursuant to the Talos Note, the Company agreed not to incur any additional unsecured debt which is senior or pari passu to the indebtedness evidenced by the Talos Note, other than the issuances of notes in the principal amount of up to $850,000 in the aggregate by the Company (including the Talos Note and the Blue Lake Note (as defined below)). The Company and Talos made certain customary representations and warranties, subject to specified exceptions and qualifications.

The Talos Note bears interest at a rate of 12% per annum and is due and payable no later than April 6, 2023. Although the Company has the right to prepay the Talos Note without penalty, the annual interest is due if the Talos Note is paid in full after October 6, 2022 by the Company prior to maturity. Upon default of the Talos Note, the interest increases to 16%.

The Talos Note is convertible at a fixed conversion price of $0.05 (the “Conversion Price”), subject to standard adjustments. If the Company issues securities for less than the Conversion Price, the Conversion Price shall be reduced to such amount.

The Talos Warrant issued to Talos provides for the purchase of up to 1,650,000 shares of the Company’s common stock (the “Talos Warrant Shares”) at an exercise price of $0.10 per share. The Talos Warrant is exercisable on the earlier of 180 days from the date it was issued or when the registration statement covering the Talos Warrant Shares is declared effective. The Talos Warrant may be exercised on a cashless basis unless a registration statement covering the Talos Warrant Shares has been declared effective at the time of exercise, and the number of Talos Warrant Shares is subject to customary adjustments.

Pursuant to the terms of a Registration Rights Agreement dated April 6, 2022, by and between the Company and Talos (the “Talos Registration Rights Agreement”), the Company agreed to file a registration statement with the Securities and Exchange Commission within 90 days with respect to the shares of common stock issuable to Talos pursuant to the conversion of the Talos Note, the Talos Warrant Shares and the Talos Commitment Shares. If the registration statement is not declared effective within 180 days, the Talos Note shall be in default.

The Company’s sales of shares of common stock to Talos under the agreements described herein are limited to no more than the number of shares that would result in the beneficial ownership by Talos and its affiliates, at any single point in time, of more than 4.99% of the then outstanding shares of the Company’s common stock.

In addition, on April 13, 2022, the Company entered into a Securities Purchase Agreement, dated as of April 11, 2022, (the “Blue Lake Purchase Agreement,” together with the Talos Purchase Agreement, the “Purchase Agreements”) with Blue Lake Partners, LLC, a Delaware limited liability company (“Blue Lake,” together with Talos, the “Investors”), pursuant to which the Company issued to Blue Lake a promissory note in the principal amount of $165,000.00 (the “Blue Lake Note,” together with the Talos Note, the “Notes”). The Company received $148,500 gross proceeds from Blue Lake due to the original issue discount on the Blue Lake Note. In connection with the execution and delivery of the Blue Lake Purchase Agreement and the issuance of the Blue Lake Note, the Company issued to Blue Lake 500,000 commitment shares (the “Blue Lake Commitment Shares”) and a warrant to purchase an additional 1,650,000 shares of common stock of the Company (the “Blue Lake Warrant,” together with the Talos Warrant, the “Warrants”).

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Pursuant to the Blue Lake Purchase Agreement, Blue Lake was granted a right of first refusal on all issuances by the Company, as well as a most favored nations on all securities to be issued by the Company until the Blue Lake Note is paid in full. The Company also agreed with Blue Lake that it will not enter into any credit equity line agreements. Pursuant to the Blue Lake Note, the Company agreed not to incur any additional unsecured debt which is senior or pari passu to the indebtedness evidenced by the Blue Note, other than the issuances of notes in the principal amount of up to $850,000 in the aggregate by the Company (including the Notes). The Company and Blue Lake made certain customary representations and warranties, subject to specified exceptions and qualifications.

The Blue Lake Note bears interest at a rate of 12% per annum and is due and payable no later than April 11, 2023. Although the Company has the right to prepay the Blue Lake Note without penalty, the annual interest is due if the Blue Lake Note is paid in full after October 11, 2022 by the Company prior to maturity. Upon default of the Blue Lake Note, the interest increases to 16%.

The Blue Lake Note is convertible at a fixed conversion price of $0.05 (the “Conversion Price”), subject to standard adjustments. If the Company issues securities for less than the Conversion Price, the Conversion Price shall be reduced to such amount.

The Blue Lake Warrant issued to Blue Lake provides for the purchase of up to 1,650,000 shares of the Company’s common stock (the “Blue Lake Warrant Shares,” together with the Talos Warrant Shares, the “Warrant Shares”) at an exercise price of $0.10 per share. The Blue Lake Warrant is exercisable on the earlier of 180 days from the date it was issued or when the registration statement covering the Blue Lake Warrant Shares is declared effective. The Blue Lake Warrant may be exercised on a cashless basis unless a registration statement covering the Blue Lake Warrant Shares has been declared effective at the time of exercise, and the number of Blue Lake Warrant Shares is subject to customary adjustments.

Pursuant to the terms of a Registration Rights Agreement dated April 11, 2022, by and between the Company and Blue Lake (the “Blue Lake Registration Rights Agreement,” together with the Talos Registration Rights Agreement, the “Registration Rights Agreements”), the Company agreed to file a registration statement with the Securities and Exchange Commission within 90 days with respect to the shares of common stock issuable to Blue Lake pursuant to the conversion of the Blue Lake Note, the Blue Lake Warrant Shares and the Blue Lake Commitment Shares. If the registration statement is not declared effective within 180 days, the Blue Lake Note shall be in default.

The Company’s sales of shares of common stock to Blue Lake under the agreements described herein are limited to no more than the number of shares that would result in the beneficial ownership by Blue Lake and its affiliates, at any single point in time, of more than 4.99% of the then outstanding shares of the Company’s common stock.

The foregoing descriptions of the Purchase Agreements, the Notes, the Warrants, and the Registration Rights Agreements are qualified in their entirety by reference to the full text of the Purchase Agreements, the Notes, the Warrants, and the Registration Rights Agreements, copies of which are attached hereto as Exhibits 4.2, 4.3, 4.4, 4.5, 10.1, 10.2, 10.3, and 10.4, each of which is incorporated herein in its entirety by reference.

Item 2.03. Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

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Item 3.02. Unregistered Sales of Equity Securities.

The issuance and sale of the Notes, the Warrants, the Talos Commitment Shares, and the Blue Lake Commitment Shares by the Company to the Investors was made without registration under the Securities Act of 1933, as amended (the “Act”), or the securities laws of the applicable state, in reliance on the exemptions provided by Section 4(2) of the Act and Regulation D promulgated thereunder, and in reliance on similar exemptions under applicable state law, based on the offering of such securities to one investor, the lack of any general solicitation or advertising in connection with such issuance, the representations of the Investors to the Company that, among others, that the Investors are accredited investors (as that term is defined in Rule 501(a) of Regulation D), and that the Investors were purchasing the shares for their own account and without a view to distribute them.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibits Number	Description

4.1	Promissory Note, dated April 6, 2022, issued by Kisses from Italy, Inc. to Talos Victory Fund, LLC
4.2	Common Stock Purchase Warrant, dated April 6, 2022, issued by Kisses from Italy, Inc. to Talos Victory Fund, LLC
4.3	Promissory Note, dated April 11, 2022, issued by Kisses from Italy, Inc. to Blue Lake Partners, LLC
4.4	Common Stock Purchase Warrant, dated April 11, 2022, issued by Kisses from Italy, Inc. to Blue Lake Partners, LLC
10.1	Securities Purchase Agreement, dated April 6, 2022, by and between Kisses from Italy, Inc. and Talos Victory Fund, LLC
10.2	Registration Rights Agreement, dated April 6, 2022, by and between the Kisses from Italy, Inc. and Talos Victory Fund, LLC
10.3	Securities Purchase Agreement, dated April 11, 2022, by and between Kisses from Italy, Inc. and Blue Lake Partners, LLC
10.4	Registration Rights Agreement, dated April 11, 2022, by and between the Kisses from Italy, Inc. and Blue Lake Partners, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2022

	By:	/s/ Claudio Ferri
	Name:	Claudio Ferri
	Title:	Co- Chief Executive Officer

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